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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                         April 27, 1999
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                 (Date of earliest event reported)


                       PBOC HOLDINGS, INC.
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     (Exact name of registrant as specified in its charter)


       Delaware                        0-24215               33-0220233
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)



5900 Wilshire Boulevard, Los Angeles, California              90036
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  (Address of principal executive offices)                  (Zip Code)


                         (323) 954-6653
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        (Registrant's telephone number, including area code)


                         Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On April 27, 1999, PBOC Holdings, Inc. (the "Company") issued a press release (the "Press Release") announcing that Mr. Randall Chang has been appointed director of both the Company and its wholly owned subsidiary, People's Bank of California, a federally chartered savings bank (the "Bank").


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable

    (c)  Exhibits:


          Exhibit Number                                     Description
          --------------                                     -----------
                99 Press Release issued by the Company on April 27, 1999 with respect to the appointment of Randall Chang as a director of the Company and the Bank.

                                   2
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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                        PBOC HOLDINGS, INC.



Date:  April 29, 1999        By:  /s/J. Michael Holmes
                                  -------------------------------
                                  J. Michael Holmes
                                  Executive Vice President and
                                  Chief Financial Officer

                                  3
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